Exhibit 10.10

合同编号：

Contract No.:

中国知识产权远程教育学习平台运维服务合同

Contract on Operation and Maintenance Services for the Distance Education and Learning Platform for the Intellectual Property Rights in China

项目名称：中国知识产权培训中心远程教育学习平台运维服务

Project name: Operation and Maintenance Services for the Distance Education and Learning Platform of the Intellectual Property Right Training Center of China

委托方（甲方）：中国知识产权培训中心

Entrusting Party (Party A): Training Center of the State Intellectual Property Bureau of China

受委托方（乙方）：北京华夏大地远程教育网络服务有限公司

Entrusted Party (Party B): Beijing Huaxia Dadi Distance Learning Services Co., Ltd.

签订时间：2016年12月

Signing Time: December 2016

签订地点：北京

Signing Place: Beijing

有效期限：2016年12月15日-2017年12月14日

Effective Period: December 15, 2016 to December 14, 2017

中华人民共和国科学技术部印制

Printed by the Ministry of Science and Technology of the People´s Republic of China

填写说明

Instructions

本合同为中华人民共和国科学技术部印制的技术开发（委托）合同示范文本，各技术合同登记机构可推介技术合同当事人参照使用。

This Contract is the model text of the Technical Development (Entrustment) Contract printed by the Ministry of Science and Technology of the People´s Republic of China, and the technical contract registration agencies may recommend the parties to a technical contract to use this Contract mutatis mutandis.

本合同书适用于一方当事人委托另一方当事人进行新技术、新产品、新工艺、新材料或者新品种及其系统的研究开发所订立的技术运维合同。

This Contract is applicable to the technology operation and maintenance contract according to which one party entrusts the other party to carry out the research and development of new technology, new product, new process, new material or new type and its system.

签约一方为多个当事人的，可按各自在合同关系中的作用等，在“委托方”、“受托方”项下（增页）分别排列为共同委托人或共同受托人。

Several signers for one party may be arrayed as joint consigners or joint consignees under the column of “Entrusting Party” or “Entrusted Party” (attached sheet) in accordance with their respective functions in the contract.

本合同书未尽事项，可由当事人附页另行约定，并可作为本合同的组成部分。

Any supplementary items or conditions may be agreed by parties concerned on an attached sheet, which constitutes an inseparable part of the Contract.

当事人使用本合同书时约定无需填写的条款，应在该条款处注明“无”等字样。

Any clause not applicable to the Contract shall be filled in with “None” by parties concerned.

委托方（甲方）：中国知识产权培训中心

Entrusting Party (Party A): Intellectual Property Right Training Center of China

住所地：北京海淀区上地信息产业基地信息路6号

Domicile: No. 6 Xinxi Road, Shangdi Information Industry Base, Haidian District, Beijing

代表人：马放

Representative: Ma Fang

项目联系人：邓一凡

Contact Person: Deng Yifeng

联'系方式：13501333561

Contact Information: 13501333561

通讯地址：北京海淀区上地信息产业基地信息路6号

Correspondence Address: No. 6 Xinxi Road, Shangdi Information Industry Base, Haidian District, Beijing

电话：010-62983355 传真：010-62984787

Tel.: 010-62983355 Fax: 010-62984787

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电子信箱：dengyifan@ciptc.org.cn

E-mail: dengyifan@ciptc.org.cn

受托方（乙方）：北京华夏大地远程教育网络服务有限公司

Entrusted Party (Party B): Beijing Huaxia Dadi Distance Learning Services Co., Ltd.

住所地：北京经济技术开发区地盛北街1号北工大软件园21-1

Domicile: 21-1 Building, Software Park, Beijing University of Technology, North Disheng Street, Beijing Economic and Technological Development Area

代表人：杨诚

Representative: Yang Cheng

项目联系人：侯存涛

Contact Person: Hou Cuntao

联系方式：18610716856

Contact Information: 18610716856

通讯地址：北京经济技术开发区地盛北街1号北工大软件园21-1

Correspondence Address: 21-1 Building, Software Park, Beijing University of Technology, North Disheng Street, Beijing Economic and Technological Development Area

电话：010-57926046 传 真：010-57925023

Tel.: 010-57926046 Fax: 010-57925023

电子信箱：houct@edu-edu.com.cn

Email: houct@edu-edu.com.cn

本合同甲方委托乙方开展中国知识产权远程教育学习平台运维服务项目的技术运维，并支付技术运维经费和报酬，乙方接受委托并进行此项技术运维工作。双方经过平等协在真实、充分地表达各自意愿的基础上，根据《中华人民共和国合同法》的规定，达成如下协议，并由双方共同恪守。

Party A to the contract entrusts Party B to conduct the technical operation and maintenance of the operation and maintenance service project of the distance education and learning platform for the intellectual property rights in China, and pays technical operation and maintenance expenses and remunerations, and Party B accepts the entrustment and conduct this technical operation and maintenance. Party A and Party B have reached the Contract on Operation and Maintenance Services for the Distance Education and Learning Platform for the Intellectual Property Rights in China (this "Contract") as below for mutual compliance in accordance with the Contract Law of the People's Republic of China through equal consultation and on the basis of faithfully and fully expressing their respective will.

第一条 本合同研究开发项目的要求如下：

Article 1 The requirements for the research and development project hereunder are as follows:

1.技术目标：针对培训中心的实际远程运维业务提供日常的技术支持服务；针对中国知识产权远程教育培训业务的实际需要，及时优化平台已有功能；对于变化较大的业务需求，开发平台新的功能；完成应用软件升级（db2,Websphere）、运行环境变化（操作系统升级）等情况下对平台技术的升级和配置调整；对新开设的分站提供相应的技术支持和开发服务；对于培训中心自主制作或第三方制作的课程，完成课程的平台配置，使课程能够以标准方式运行；针对培训中心的教学需要或者新技术的发展，对平台运行的课件（包括第三方制作的课件）进行相应技术调整。

1. Technical objectives: In view of the actual distance operation and maintenance business of the Intellectual Property Right Training Center of China (the "Training Center"), provide routine technical support services; in terms of actual demands of the distance education training business of the intellectual property rights in China, responsively optimize existing functions of the platform; as for business demands changing largely, develop new functions of the platform; complete the upgrade of the platform technologies and configuration adjustment in the case of the upgrade of application software (db2 and Websphere), operation environment change (the upgrade of operating system), etc.; provide corresponding technical supports and development services for sub-stations newly established; complete the platform configuration for courses designed independently by the Training Center or by a third party to ensure the operation of the courses in a standard way; as for the teaching demands or the development of new technologies of the Training Center, conduct corresponding technical adjustments to the platform operation courseware (including the courseware designed by a third party).

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2.技术内容：中国知识产权培训中心远程教育平台运维

2. Technical contents: the operation and maintenance for the distance education platform of the Intellectual Property Right Training Center of China

3.技术方法和路线：JAVAEE技术路线。

3. Technical methods and routes: JAVAEE technical route.

第二条 乙方应在本合同生效后15日内向甲方提交技术运维计划。研究技术运维计划应包括以下主要内容：

Article 2 Party B shall submit the technical operation and maintenance plan to Party A within 15 days after this Contract takes effect. The research technical operation and maintenance plan shall include the following main contents:

1.对远程教育系统进行日常运维的具体设计方案；

1. the specific design scheme for the routine operation and maintenance of the distance education system;

2.对远程教育系统实施运行保障和代码维护工作的整体思路和具体方案；

2. the overall ideas and specific scheme on the operation guarantee and code maintenance for the distance education system;

3.根据上述设计方案和运维方案制定可行性的实施计划；

3. the feasible implementation plan formulated as per the aforesaid design scheme and operation and maintenance scheme;

4.根据上述设计方案和运维方案制定可行性的培训计划；

4. the feasible training plan formulated as per the aforesaid design scheme and operation and maintenance scheme; and

5.根据上述设计方案和运维方案制定完整的验收计划。

5. the complete inspection and acceptance plan formulated as per the aforesaid design scheme and operation and maintenance scheme.

第三条 在每个服务期内，双方依据技术目标约定，协商确定工作内容和进度计划。在本服务期内，双方约定，乙方应按下列进度完成研究开发工作：

Article 3 In each service period, both parties shall negotiate about and determine work contents and schedule as per agreements about the technical objectives. In this service period, Party B shall, as per agreements of both parties, complete the research and development work according to the following schedule:

1.合同签订后3个工作日成立项目技术运维组；

1. Establish the technical operation maintenance group for the project within 3 working days after the conclusion of this Contract;

2.合同签订后20个工作日完成对远程教育系统运维准备工作；

2. Complete preparations for the operation and maintenance of the distance education system within 20 working days after the conclusion of this Contract;

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3.提供每年不少于130个人/日的技术支持与日常开发运维服务；

3. Provide the technical supports and routine development operation and maintenance services for not less than 130 persons/day each year;

4.根据新业务发展需要，在新需求提出2个工作日内，完成新需求需求分析，并进入升级开发；

4. According to new business development demands, complete the analysis of new demands within 2 working days after the proposal of such demands, and enter into upgrading development;

5.优化和完善后系统的培训，客户验收；

5. Optimize and improve back-system trainings and inspection and acceptance by customers; and

6.系统的日常运行备份保障和程序代码维护。

6. Conduct the routine operation backup guarantee and procedure code maintenance of the system.

第四条 甲方应向乙方提供的技术资料及协作事项如下：

Article 4 The technical data to be provided by Party A to Party B and the cooperation matters are as follows:

1.技术资料清单：日常运维的实施服务方案，运维服务考核标准核定方案，实施运行保障和代码维护工作的整体思路和具体方案，运维实施计划方案。

1. The list of technical data: the implementation service scheme for routine operation and maintenance, the verification scheme for operation and maintenance service assessment standards, the overall ideas and specific scheme on the implementation of operation guarantee and code maintenance, and operation and maintenance implementation plan.

2.提供时间和方式根据项目各阶段进度实时提供。

2. The provision time and method shall be subject to the progresses of the project in all the phases.

3.其他协作事项：系统技术运维需要甲方业务负责人、协调人及技术人员与乙方的技术人员的相互协作，避免协作不当等原因影响到项目研发运维进度。

3. Other cooperation matters: the technical operation and maintenance of the system needs the mutual cooperation of Party A's business principal, coordinator and technicians and Party B's technicians, the research and development operation and maintenance schedule of the project shall not be influenced for the reason of improper coordination, etc.

本合同履行完毕后，上述技术资料按以下方式处理：乙方归还甲方提供的数据资源。

After the performance of this Contract, the above technical data shall be disposed of in the following way: Party B returns the data resources provided by Party A.

第五条 甲方应按以下方式支付技术运维经费和报酬：

Article 5 Party A shall pay the technical operation and maintenance funds and remuneration in the following ways:

1.技术运维经费和报酬总额为人民币¥143000元整。提供每年不少于130个人日的技术支持与日常运维服务。

1. The technical operation and maintenance funds and remuneration total RMB143,000 only. The technical supports and routine operation and maintenance services for not less than 130 persons/day shall be provided each year.

2.技术运维经费由甲方分期（一次、分期或提成）支付乙方。具体支付方式和时间如下：

2. The technical operation and maintenance funds shall be paid by Party A to Party B by installments (by lump sum/by installments/by means of commissions). Specific payment method and time are as below:

(1) 运维合同签订后30个工作日内，甲方应向乙方支付合同总款项的60%，即人民币¥85800元整（大写：捌万伍仟捌佰元整）；

(1) Within 30 working days after the conclusion of this Contract, Party A shall pay Party B 60% of the total monies hereunder, i.e. RMB85,800 only (in words: RMB eighty-five thousand eight hundred only); and

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(2) 合同期满，根据实际工作量的核算和考核指标的考核来支付剩余费用，详情见《运维服务考核标准核定方案》

(2) Upon expiration of this Contract, remaining expenses shall be paid as per the calculation of actual workload and the assessment results of assessment indicators. See the Verification Scheme for Operation and Maintenance Service Assessment Standards for details.

第六条 本合同的技术运维经费由乙方以自主支配的方式使用。甲方有权以无的方式检查乙方进行研究工作和使用运维经费的情况，但不得妨碍乙方的正常工作。

Article 6 The technical operation and maintenance funds hereunder shall be used at Party B's discretion. Party A shall have the right to examine Party B's research and development work and the use of the operation and maintenance funds in the way of none , but shall not impede the normal work of Party B.

第七条 在本合同履行中，因出现在现有技术水平和条件下难以克服的技术困难，导致技术运维失败或部分失败，并造成一方或双方损失的，双方按如下约定承担风险损失：乙方承担100%。双方确定，本合同项目的技术风险按甲乙双方认可的专家或权威机构确认的方式认定。认定技术风险的基本内容应当包括技术风险的存在、范围、程度及损失大小等。认定技术风险的基本条件是：

Article 7 During the performance of this Contract, if either Party or both Parties suffer(s) any loss due to the partial or entire failure of the technical operation and maintenance caused by the insurmountable technical difficulties under existing technical level and conditions, both Parties shall bear the risk of loss as agreed as follows: Party B shall bear liability fully. Both Parties confirm that the technical risks of the project hereunder are identified by the means confirmed by the expert or authoritative organization recognized by Party A and Party B. The basic contents of the technical risk identification shall include the existence, scope, extent and degree of loss of the technical risk. The basic conditions for identifying technical risks include:

1.本合同项目在现有技术水平条件下具有足够的难度；

1. There exists certain difficulty in the project under the existing technical level;

2.乙方在主观上无过错且经认定研究开发失败为合理的失败。

2. Party B has no subjective fault and the failure of research and development is identified as reasonable failure.

一方发现技术风险存在并有可能致使研究失败或部分失败的情形时，应当在15日内通知另一方并采取适当措施减少损失。逾期未通知并未采取适当措施而致使损失扩大的，应当就扩大的损失承担赔偿责任。

If either Party discovers that there exists any technical risk that may cause the partial or entire failure of the research, it shall notify the other Party within 15 days and take appropriate measures to reduce the losses. If the losses are enlarged due to its failure to notify the other Party or to take appropriate measures, it shall be liable for the compensation for the enlarged losses.

第八条 在本合同履行中，因作为研究方的技术已经由他人公开（包括以专利权方式公开），一方应在15日内通知另一方解除合同。逾期未通知并致使另一方产生损失的，另一方有权要求予以赔偿。

Article 8 If, during the performance of the Contract, the technology of the research party has been disclosed by other persons (including the disclosure of the technology in the form of patent), one Party shall, within 15 days, notify the other Party to terminate this Contract. If any Party fails to notify the other Party and thus causes losses to the other Party, the other Party shall have the right to claim compensation.

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第九条 双方确定因履行本合同应遵守的保密义务如下：

Article 9 The Parties acknowledge that they shall fulfill the following confidentiality obligations:

甲方：

Party A:

1.保密内容（包括技术信息和经营信息）：①涉及本合同运维成果软件的源代码或工程源文件，相关的技术文件、资料、经营信息、数据和商业秘密；②乙方软件的设计思路。

1. Confidential contents (including technical information and business information): ① the source codes or project source file of the software relating to the operation and maintenance achievements hereunder, relevant technical documents, materials, business information, data and trade secrets; ② design ideas of Party B's software.

2.涉密人员范围：直接或间接涉及本合同技术的有关人员。

2. Scope of secret-related persons: persons directly or indirectly related to technologies hereunder.

3.保密期限：10年

3. Confidentiality period: 10 years

4.泄密责任：按技术保密法规定承担责任：但甲方因业务需要委托第三方对系统进行非商用用途的二次开发时，在系统开发文档及源代码的使用上不受保密及知识产权的限制约束。

4. Liability for the leakage of secrets: Party A shall bear liability as per the technical confidentiality law; where Party A needs to entrust a third party to conduct the secondary development for the system for any non-commercial purpose due to business demands, the use of system development documents and source code will not be restricted or constrained by the provisions on confidentiality and intellectual property rights.

乙方：

Party B:

1.保密内容（包括技术信息和经营信息）：①涉及本合同运维成果软件的源代码或工程源文件，系统设计架构，相关的技术文件、资料、经营信息、数据和商业秘密，甲方管理制度及交付给乙方的不能公开的文档资料等：②甲方提供的业务需求（工作流程，报表，规章制度，法律条款等），未得到甲方授权.不可提供给任何第三方使用；③乙方针对业务需求产生的设计成果（数据库表结构，系统功能设计，系统源代码，测试文挡和用例），归属双方共有。在未得到甲方许可前提下，乙方不得提供给任何第三方使用。

1. Confidential contents (including technical information and business information): ① the source codes or project source file of the software relating to the operation and maintenance achievements hereunder, system design structure, relevant technical documents, materials, business information, data and trade secrets, Party A's management system and document materials delivered to Party B and unable to be made public; ② business demands provided by Party A (work processes, statements, rules and regulations, legal causes, etc.), which cannot be provided to any third party for use without Party A's authorization; and, ③ design results (including database form structure, system function design, system source codes, test files and cases) generated by Party B in terms of business demands which are jointly owned by both Parties. Without Party A's permission, Party B shall not provide the aforesaid confidential contents to any third party for use.

2.涉密人员范围：①直接或间接涉及本合同技术的有关人员；②乙方的研究开发人员；③涉及与该技术成果的相关人员。

2. Scope of secret-related persons: ① persons directly or indirectly related to technologies hereunder; ② Party B's research and development personnel; and, ③ persons relating to the technical achievements.

3.保密期限：10年

3. Confidentiality period: 10 years

4.泄密责任：按技术保密法规定承担责任：应承担因乙方原因泄漏保密内容而造成甲方系统所引发的一切不良后果。

4. Liability for the leakage of secrets: Party B shall bear liability as per the technical confidentiality law; and, bear all adverse consequences of Party A's system arising from the leakage of any confidential content for Party B's reason.

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第十条 乙方应当按以下方式向甲方交付技术运维成果：

Article 10 Party B shall deliver the technical operation and maintenance achievements to Party A in the following manner:

1.研究成果交付的形式及数量：软件代码以及相应的文档。

1. Delivery form and quantity of research achievements: software codes and corresponding files.

2.研究成果交付的时间及地点：根据项目发展实时提供，甲方指定地点。

2. Delivery time and place of research achievements: real-time provision as per the project development, and the place designated by Party A.

3.其他事项：系统技术运维需要乙方的项目团队与甲方的业务负责人、协调人及技术人员相互协作，如因乙方的协作不配合等相关原因影响到甲方项目研发运维进度，责任由乙方承担。

3. Other matters: the technical operation and maintenance of the system needs the mutual cooperation of Party B's project team and Party A's business principal, coordinator and technicians, and Party B shall be liable for the influence of Party B's refusal of cooperation or any other relevant reason on the research and development operation and maintenance schedule of Party A's project.

第十一条 双方确定按以下标准及方法对乙方完成的研究成果进行验收：乙方按照运维计划，将优化，升级后的软件系统给甲方予以安装，交付项目源代码，并对甲方技术人员进行系统使用及相关培训。甲方签订由乙方出具的《产品验收证明》。

Article 11 Both Parties determine to inspect and accept research achievements made by Party B as per the following standards and method: Party B provides the optimized and upgraded software system to Party A for installation as per the operation and maintenance plan, delivers the source codes of the project, and provide system use and relevant trainings for Party A's technicians. Party A signs the Product Inspection and Acceptance Certification issued by Party B.

第十二条 乙方应当保证其交付给甲方的技术运维成果不侵犯任何第三方的合法权益。如发生第三方指控甲方实施的技术侵权的，乙方应当承担由此而产生的全部责任。

Article 12 Party B shall ensure that the technical operation and maintenance achievements delivered by it to Party A do not infringe upon the legitimate rights and interests of any third party. If any third Party claims that the technologies used by Party A infringe upon its patents, Party B shall bear all the liability arising therefrom.

第十三条 双方确定，因履行本合同所产生的技术运维成果及其相关知识产权权利归属，按下列第2种方式处理：

Article 13 The Parties agree that the ownership of technical operation and maintenance achievements and relevant intellectual properties during performance of this Contract shall be treated by the second method below:

1.无（甲、乙、双）方享有申请专利的权利。

1. No (Party A/Party B/both Parties) Party enjoys/enjoy the right to apply for patents.

专利权取得后的使用和有关利益分配方式如下：无。

The methods for use of the obtained patents and the allocation of the relevant interests are as follows: None.

2.按技术秘密方式处理。有关使用和转让的权利归属及由此产生的利益按以下约定处理：

2. As per technical secrets. The ownership of rights of use and transfer and interests arising therefrom shall be treated as per the following agreements:

(1) 技术秘密的使用权：甲方对属于系统内容的技术秘密拥有使用权，甲乙双方对属于软件技术及源代码拥有使用权。

(1) The use right of technical secrets: Party A has the use right of technical secrets that are system contents, and Party A and Party B have the use right of software technologies and source codes.

(2) 技术秘密的转让权：甲方拥有本合同成果产品的转让权和属于系统内容的技术秘密的转让权。

(2) The transfer right of technical secrets: Party A has the transfer right of achievements hereunder and technical secrets that are system contents.

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(3) 相关利益的分配办法：无。

双方对本合同有关的知识产权权利归属特别约定如下：①甲方对系统内容及相关数据拥有所有权并对其知识产权负责；②甲乙方双方共同拥有软件源代码的所有权，并对软件程序的知识产权负责；③甲方不得将乙方提供的最终成果软件以外的技术文档提供给第三方；④乙方不得将甲方提供的数据内容及成果产品提供给第三方，并不得全部或部分用于其它产品中；⑤如果乙方要在本运维项目中使用任何自主知识产权，且无法被双万共享共有的技术成果，则须要向甲方书面说明，并征得甲方同意，如果没有特殊说明，则默认为双方共享共有的成果。

(3) Allocation method of relevant interests: None. Both Parties specially agree about the ownership of relevant intellectual property rights hereunder as below: ① Party A possesses the ownership of the system contents and relevant data and is responsible for intellectual property rights thereof; ② Party A and Party B jointly own the ownership of software source codes, and are responsible for intellectual property rights of software programs; ③ Party A shall not provide any technical document other than the ultimate achievement software provided by Party B to any third party; ④ Party B shall not provide any third party with the data contents or achievements provided by Party A, or use them in any other product in whole or in part; and, ⑤ if B intends to use in the operation and maintenance project any independent intellectual property right with technical achievements unable to be shared or jointly owned by both parties, it shall make written explanations to Party A, and obtain Party A's approval. If there is no special explanation, it will be defaulted that the achievements are shared and jointly owned by both Parties.

第十四条 乙方不得在向甲方交付研究成果之前，自行将研究成果转让给第三方。

Article 14 Party B shall not transfer arbitrarily the research achievements to any third party before delivering the same to Party A.

第十五条 乙方完成本合同项目的研究开发人员享有在有关技术成果文件上写明技术成果完成者的权利和取得有关荣誉证书、奖励的权利。

Article 15 Party B's research and development personnel participating in the project hereunder shall enjoy the rights to have their names included in the relevant technical achievement documents as completers and to acquire relevant honor certificates and awards.

第十六条 乙方利用研究经费所购置与研究工作有关的设备、器材、货料等财产，归乙（甲、乙、双）方所有。

Article 16 The equipment, apparatuses, goods and materials and other properties purchased by Party B using the research and development funds for the research work shall be owned by Party B (Party A/Party B/both Parties).

第十七条 双方确定，乙方应在向甲方交付研究成果后，根据甲方的需求，为甲万指定的人员提供技术指导和培训，并提供与使用该研究开发成果相关的技术服务。

Article 17 The Parties agree that Party B shall, after delivering the research achievements to Party A, provide Party A's designated personnel with technical guidance and training and provide technical services relating to the use of the research and development achievements at the request of Party A.

1.技术服务和指导内容：①系统的使用方法；②系统架构、运维安装部署等。

1. Contents of technical services and guidance: ① the usage of the system; ② system structure, operation and maintenance installation and deployment and so on.

2.地点和方式：①甲方指定地点；②现场安装。

2. Place and method: ① the place designated by Party A; ② field installation.

3.费用及支付方式：无

3. Charges and mode of payment: None.

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第十八条 双方确定：任何一方违反本合同约定，造成研究工作停滞、延误或失败的，按以下约定承担违约责任；

Article 18 The Parties agree that any Party which violates this Contract and thus causes the stagnation, delay or failure of the research work shall bear the liability for breach of contract according to the following provisions:

1.乙方违反本合同第二或三条约定，应当按照总合同款0.1%/天支付违约金。

1. Where Party B violates Article 2 or Article 3 hereof, it shall pay forfeits at a rate of 0.1% of the total contract monies/day.

2.甲方违反本合同第四条约定，应当研究成果提交时间相应推迟。

2. Where Party A violates Article 4 hereof, the submission time of the research achievements shall be delayed accordingly.

3.甲方违反本合同第五条约定，应当项目成果相应推迟。

3. Where Party A violates Article 5 hereof, the project achievements shall be postponed accordingly.

第十九条 双方确定，甲方有权利用乙方按照本合同约定提供的研究成果，进行后续改进。由此产生的具有实质性或创造性技术进步特征的新的技术成果及其权利归属，由甲（甲、乙、双）方享有。具体相关利益的分配办法如下：全部归甲方所有。

Article 19 The Parties agree that Party A has the right to make further improvement with the research achievements provided by Party B in accordance with this Contract. The new technical achievements with characteristics of substantive or creative technological progress arising therefrom and the ownership thereof shall be owned by Party A (Party A/Party B/both Parties). The distribution of relevant interests: all the interests belong to Party A.

乙方有权在完成本合同约定的研究开发工作后，利用该项研究成果进行后续改进。由此产生的具有实质性或创造性技术进步特征的新的技术成果，归双（甲、乙、双）方所有。具体相关利益的分配办法如下：经甲方书面同意后，乙方可进行改造，收益由双方协商。

Party B has the right to make further improvement with the research achievements after it has completed the research and development work in accordance with this Contract. The new technical achievements with characteristics of substantive or creative technological progress arising therefrom shall be owned by Party B (Party A/Party B/both Parties). The distribution of relevant interests: upon the written approval by Party A, Party B may conduct transformation, with the distribution of earnings to be negotiated about by both parties.

第二十条 双方确定，在满足以下条件时，甲乙双方进行续约：

Article 20 Both parties determine that they will renew this Contract, where the following conditions are met:

(1)甲方应于本协议有效期届满前三十日将是否续约的意向通知乙方。甲乙双方均同意续约的，经双方协商后签订新的协议。

(1) Party A shall inform Party B whether it is willing to renew this Contract 30 days before the expiry of the effective period of this Contract. Where Party A and Party B agree about the renewal, a new agreement may be entered into upon negotiation by both parties.

(2) 在乙方同意续约的情况下，甲方未在本协议期限届满十五日前将是否续约的意向书面通知乙方，本协议于有效期届满后自动续延一年。

(2) If Party B agrees about the renewal, but Party A fails to inform Party B in writing whether it intends to renew this Contract 15 days before the expiration of this Contract, this Contract will be automatically renewed for one year upon the expiry of the effective period thereof.

(3) 本协议期限届满十五日前，若任一方未以书面向另一方提出不再续约的，则本协议自动延长一年，延长年限届满时亦同。

(3) If either Party fails to put forward renewal to the other Party in writing fifteen days before the expiration of this Contract, this Contract will be automatically extended for one year, which is the same upon expiration of the extended period.

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第二十一条 双方确定，在满足以下条件时，甲乙双方终止合同：

Article 21 Both parties determine that they will terminate this Contract, where the following conditions are met:

(1) 本协议履行过程中，如果遇到不可抗力或国家政策、法规调整，导致本协议难以继续履行的，甲乙双方可协商变更或终止本协议，双方互不承担违约赔偿责任。

(1) Where any force majeure or the adjustment to any state policy of regulations makes this Contract unable to be continuously performed in the process of performance, Party A and Party B may alter or terminate this Contract through negotiation, and do not bear the liability for liquidated damages mutually.

(2) 协议期限届满十五日前，甲乙双方有任何一方不同意续约的，经书面确认后，本协议即于有效期满后自行终止。

(2) Where either Party disagrees about the renewal fifteen days before the expiry of this Contract, this Contract will, upon written confirmation, be automatically terminated upon expiration of the effective period.

(3) 乙方应在本协议终止前的10个工作日内向甲方交清软件代码以及相应的文档。

(3) Party B shall submit all the software codes and corresponding documents to Party A within 10 working days before the termination of this Contract.

第二十二条 双方确定，在本合同有效期内，甲方指定胡振刚为甲方项目联系人，乙方指定侯存涛为乙方项目联系人。项目联系人承担以下责任：

Article 22 The Parties agree that, within the effective period of this Contract, Party A designates Hu Zhengang as the contact person of Party A, and Party B designates Hou Cuntao as the contact person of Party B. The contact persons shall be responsible for:

1.按照约定联系时间、联系方式和联系地点完成交办的相关工作；

1. complete relevant work arranged as per the contact time, method and place agreed upon;

2.防止因人事变动而使合同难以履行或无法履行；

2. prevent the difficulty in unavailability of the performance of this Contract due to personnel change; and

3.保证以适当的时间、方式、标准履行本合同。

3. guarantee the performance of this Contract as per the proper time, method and standards.

一方变更项目联系人的，应当及时以书面形式通知另一方。未及时通知并影响本合同履行或造成损失的，应承担相应的责任。

If either Party changes its contact person, it shall inform the other Party in writing in time. If it fails to do so in time and thereby influences the performance of this Contract or results in losses, it shall bear corresponding liability.

第二十三条 双方约定本合同其他相关事项为：①本合同未尽事宜，甲、乙双方另行协商解决，并签订补充协议。补充协议视作本协议组成部分.具有同等法律效力；②本合同将由中华人民共和国有关法律和法规管辖和解释；基于本协议的来往信函及传真件均具有同等法律效力。

Article 23 Both Parties agree upon other relevant matters hereunder: ① Matters not covered hereunder shall be solved by Party A and Party B through negotiation, and a supplementary agreement shall be arrived at. The supplementary agreement shall be deemed as an integral part hereof and have the equal legal force; and, ② this Contract shall be subject to and be construed by relevant laws and regulations of the People's Republic of China; correspondences and faxes based on this Contract shall have the same legal force.

第二十四条 本合同一式肆份，甲方执两份，乙方执两份，具有同等法律效力。

Article 24 This Contract shall be executed in four counterparts with equal legal force, with two held by each Party.

第二十五条 本合同经双方签字盖章后生效。

Article 25 This Contract shall come into force after being signed and sealed by both Parties.

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甲方：中国知识产权培训中心（盖章）

Party A: Intellectual Property Right Training Center of China (seal)

法定代表人/委托代理人： （签名）

Legal Representative/Entrusted Agent: (signature)

2016年12月9日

December 9, 2016

乙方：北京华夏大地远程教育网络服务有限公司（盖章）

Party B: Beijing Huaxia Dadi Distance Learning Services Co., Ltd. (seal)

法定代表人/委托代理人： （签名）

Legal Representative/Entrusted Agent: (signature)

2016年12月9日

December 9, 2016

印花税票粘贴处

For stamp duty receipt

登记机关审查登记栏：
Examination and registration column for registration authority:

经办人：	技术合同登记处机关（专用章）
Handler:	Technical contract registry (special seal)
年 月 日
MM/DD/YY

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中国知识产权远程教育学习平台运维服务考核标准核定方案

Verification Scheme for Operation and Maintenance Service Assessment Standards of the Distance Education and Learning Platform for the Intellectual Property Rights in China

一、服务对象

I. Service Objects

中国知识产权远程教育学习平台。

The distance education and learning platform for the intellectual property rights in China.

二、服务目标

II. Service Objectives

完成各项技术运维任务，做好管理员及辅导老师支持服务，保障中国知识产权远程教育学习平台的平稳运行。

Complete all technical operation and maintenance tasks, provide support services as administrator and counselor, and guarantee the steady operation of the distance education and learning platform for the intellectual property rights in China.

三、服务内容

III. Service Contents

1、技术运维服务

1. Technical operation and maintenance services

主要包括：远程教育平台新功能研发、既有功能调整、系统BUG修改、美工设计、系统日常监控以及应急处理等。

Primarily include: the research and development of new functions of the distance education platform, adjustments to existing functions, system BUG correction, artistic design, routine monitoring of the system and emergency treatment.

2、技术支持服务

2. Technical support services

主要包括：通过QQ技术支持群、热线电话回复管理员和辅导老师遇到的技术问题。

Mainly include: reply to the technical problems of administrator and counselor through QQ technical support group and hotline.

四、人员要求

IV. Personnel Requirements

1、项目负责人1名

1. 1 project principal

项目的固定联系人，全面负责本项目的协调、管理工作，为远程教育学习平台的设计和远程教育的发展提供合理化建议。要求：总监级别，具有8年以上的在线教育从业经验。

The fixed contact person of the project is fully responsible for the coordination and management of the project, and gives reasonable suggestions on the design of the distance education and learning platform and the development of distance education. Requirements: the project principal shall be at the director level, and have the online education working experience of more than 8 years.

2、技术人员2名

2. 2 technicians

1名主要技术开发人员，1名候补技术开发人员，负责远程教育学习平台日常的技术运维服务。要求：5年以上软件开发经验。

The 1 major technical developer and 1 alternate technical developer are responsible for the routine technical operation and maintenance services for the distance education and learning platform. Requirements: the two technicians shall have the software development experience of more than 5 years.

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五、工作量和评分

V. Workload and Scoring

服务费用的最终结算依据为实际完成工作量和最终评分，其中QQ技术支持、电话技术支持、日常系统BUG处理、系统监控、紧急情况处理核算工作量为80人·日，记为固定工作量；系统功能开发服务为动态工作量，需要进行日常记录，精确到小时，估算为50人·日（8个小时记为1人·日）。评分方式有系统自动评分、中心工作人员评分和管理员评分四种方式，具体评分标准如下：

The final settlement bases of service charges are the workload actually completed and final scoring. In particular, the accounting workload of QQ technical supports, phone technical supports, routine system BUG processing, system monitoring and emergency treatment is 80 persons/day and is fixed workload; development services of system functions are dynamic workload, routine records accurate to hour are needed, and they are evaluated as 50 persons/day (1 person/day for 8 hours). Scoring methods are classified into the automatic scoring of the system, scoring by workers of the Training Center and scoring by administrator. Specific scoring standards are as below:

一级指标 Level-1 indicator	二级指标 Level-2 indicator	具体内容 Specific content	评分标准 Scoring standard
技术运维 服务	平台开发 Platform development	平台新功能研发、功能调整、BUG修改。 Research and development of new functions of the platform, function adjustments and BUG correction.

两个方面进行考核：完成质量和效率。完成质量：完全符合要求，不扣分；有微小不足，扣0.1分；部分符合要求，扣0.3分；完全不符合要求，扣0.5分。完成效率：没有按时完成任务，每晚1天扣0.3分。

Assessments are made in two aspects: completion quality and efficiency. Completion quality: do not deduct points for the full satisfaction of requirements; deduct 0.1 point for minor deficiency; deduct 0.3 point for the partial satisfaction of requirements; and, deduct 0.5 point for the full dissatisfaction of requirements. Completion efficiency: in the event of failure of completion of tasks, deduct 0.3 point for each day of delay.

Technical operation and maintenance services	平台日常监控 Routine monitoring of the platform	每天监控平台的运行情况，及时解决访问异常问题。 Monitor operation conditions of the platform every day, and solve visit abnormalities in time.

由于程序原因，平台出现访问异常、数据丢失以及其他 安全问题，解决时间<0.5小时，不扣分；0.5小时<解决时间<1小时，扣1分；1小时<解决时间<3小时，扣2分；3小时<解决时间<8小时，扣3分；8小时<解决时间<12小时，扣4分；12小时<解决时间<24小时，扣5分。参照此标准，以每24小时为周期进行计算。

If the abnormal visit, data loss or any other safety problem of the platform occurs for the reason of programs, do not deduct points for the solution time < 0.5 hour; deduct 1 point for 0.5 hour < solution time < 1 hour; deduct 1 points for 1 hour < solution time < 3 hours; deduct 3 points for 3 hours < solution time < 8 hours; deduct 4 points for 8 hours < solution time < 12 hours; and, deduct 5 points for 12 hours < solution time < 24 hours. Conduct calculation with 24 hours as a period by reference to the aforesaid standards.

技术支持服务	管理员支 持服务 Support services of administrator	在qq群对管理员问题的进行回复。 Reply to administrator questions in qq group

工作日工作时间，回复管理员问题超过1个小时，每1次扣0.1分；超过3小时，每1次扣0.3分：超过24小时，每1次扣0.5分。参照此标准，以每24小时为周期进行计算，5分封顶。

During working time on working days, deduct 0.1 point for the delay in reply to administrator questions for more than 1 hour each time; deduct 0.3 point for more than 3 hours; and, deduct 0.5 point for more than 24 hours. Conduct calculation with 24 hours as a period by reference to the aforesaid standards, with the upper limit of 5 points.

Technical support services	教学支持 满意度调 查 Teaching support satisfaction survey	向管理员发放调查问卷收集反馈。 Distribute questionnaires to administrator and collect feedback.

计算所有调查问卷的平均分。调查问卷的评分标准为：

Work out the average point of all questionnaires. Scoring standards of the questionnaires are:

非常满意：加5分

Very satisfactory: add 5 points

满意：加3分

Satisfactory: add 3 points

一般：扣3分

Ordinary: deduct 3 points

不满意：扣5分

Dissatisfactory: deduct 5 points

每月例会 Monthly meeting

每月召开一次工作人员的例会，形式为面对面会议或在线会议。每季度至少有一次面对面例会，项目负责人必须参加，地点在培训中心。

Hold a regular meeting of workers in the face-to-face or online way every month. Hold a face-to-face regular meeting at the Training Center every quarter at least, which the project principal must attend.

项目负责人每缺席一次，扣3分；技术人员每缺席一人次，扣1分。 Deduct 3 points for the absence of the project principal each time; and, deduct 1 point for the absence of each technician each time.
工作主动性 Work initiative		积极主动地为远程教育 提供建议。培训中心管 理人员根据采纳的数量 评分。 Actively give suggestions for the distance education. The administrator of the Training Center scores as per the number of those adopted.

非常积极：加5分（采纳数量>=10条）；

Very active: add 5 points (the number of adopted ones >= 10);

比较积极：加3分（5条<=采纳数量<=9条）；

Quite active: add 3 points (5 <= the number of adopted ones <= 9);

一般：加1分（1条<=采纳数量<=4条)；

Ordinary: add 1 point (1 <= the number of adopted ones <= 4); and

不积极：减3分（采纳数量=0条）。

Not active: deduct 3 points (the number of adopted ones = 0).

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六、实际费用的支付

VI. Actual Payment for Expenses

如果130人·日<=实际完成工作量<=143人·日，合同价格为报价；如果实际完成工作量<130人·日或者实际完成工作量>143人·日，合同价格为：报价X实际工作量/130人·日。实际支付费用的计算方法如下：

If 130 persons/day <= workload actually completed <= 143 persons/day, the contract price is quotation; if the workload actually completed < 130 persons/day or > 143 persons/day, the contract price is: quotation X actual workload / 130 persons/day. The calculation method of the expenses to be actually paid is as follows:

实际支付费用 Expenses to be actually paid
>100分 > 100 points	合同价格*得分对应百分比 Contract price * the percentage corresponding to the score
96分-100分 96-100 points	合同价格*100% Contract price * 100%
91分-95分 91-95 points	合同价格*90% Contract price * 90%
86分-90分 86-90 points	合同价格*80% Contract price * 80%
81分-85分 81-85 points	合同价格*70% Contract price * 70%
<=80分 <= 80 points	合同价格*60% Contract price * 60%

七、费用核算标准

VII. Expense Calculation Standards

开发费用/人·日 1100元/人·日

Development expenses/person/day RMB1,100/person/day

基础运维工作量 130人日，其中（技术开发服务50人日，技术支持服务80人日）

Basic operation and maintenance workload 130 persons/day (in particular, 50 persons/day for technical development services and 80 persons/day for technical support services)

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